NEOS Enhanced Income 20+ Year Treasury Bond ETF
Schedule of Investments
February 28, 2025 (Unaudited)

U.S. TREASURY OBLIGATIONS - 97.6%		Par	Value
U.S. Treasury Bonds - 97.6% 4.13%, 08/15/2053		$1,533,000	$1,437,996
TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,441,484)			1,437,996

PURCHASED OPTIONS - 0.0% (a)	Notional Amount	Contracts
Put Options - 0.0%(a)			$–
S&P 500 Index (c)(d)(f)		–	$–
Expiration: 03/13/2025; Exercise Price: $5,350.00	$595,450	1	315
Expiration: 03/13/2025; Exercise Price: $5,250.00	595,450	1	255
TOTAL PURCHASED OPTIONS (Cost $929)			570

SHORT-TERM INVESTMENTS - 2.3%		Shares
Money Market Funds - 2.3%
First American Treasury Obligations Fund - Class X, 4.28% (e)(f)		34,013	34,013
Northern US Government Money Market Fund, 4.05% (e)(f)		8	8
TOTAL SHORT-TERM INVESTMENTS (Cost $34,021)			34,021

TOTAL INVESTMENTS - 99.9% (Cost $1,476,434)			$1,472,587
Other Assets in Excess of Liabilities - 0.1%			1,356
TOTAL NET ASSETS - 100.0%			$1,473,943
two			–%
Percentages are stated as a percent of net assets.			–%

(a)	Represents less than 0.05% of net assets.
(c)	Exchange-traded.
(d)	100 shares per contract.
(e)	The rate shown represents the 7-day annualized effective yield as of February 28, 2025.
(f)	All or a portion of security has been pledged as collateral for written options. The total value of assets committed as collateral as of February 28, 2025 is $34,591.

NEOS Enhanced Income 20+ Year Treasury Bond ETF
Schedule of Written Options
February 28, 2025 (Unaudited)

WRITTEN OPTIONS - (0.1)%	Notional Amount	Contracts	Value
Put Options - (0.1)%
S&P 500 Index (a)(b)		–	$–
Expiration: 03/13/2025; Exercise Price: $5,525.00	(595,450)	(1)	(575)
Expiration: 03/13/2025; Exercise Price: $5,600.00	(595,450)	(1)	(835)
Total Put Options			(1,410)
TOTAL WRITTEN OPTIONS (Premiums received $2,830)			$(1,410)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

NEOS Enhanced Income 20+ Year Treasury Bond ETF
Notes to Quarterly Schedule of Investments
February 28, 2025 (Unaudited)

Investment Valuation
The Fund discloses the fair value of their investments in a hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Fund’s (observable inputs) and (2) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

• Level 1 — Quoted prices in active markets for identical assets that the Fund’s have the ability to access.
• Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
• Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of February 28, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
U.S. Treasury Bonds	$–	$1,437,996	$–	$1,437,996
Purchased Options	–	570	–	570
Money Market Funds	34,021	–	–	34,021
Total Investments	$34,021	$1,438,566	$–	$1,472,587

Liabilities:
Investments:
Written Options	$–	$(1,410)	$–	$(1,410)
Total Investments	$–	$(1,410)	$–	$(1,410)

Refer to the Schedule of Investments for further disaggregation of investment categories.